NOV Inc. First Quarter 2024 Earnings Presentation April 26, 2024 Exhibit 99.2

Safe Harbor / Forward Looking Statements Statements in this presentation, including statements regarding future financial performance, are forward-looking statements within the meaning of the federal securities laws. Statements of hopes, beliefs, expectations, and predictions of future performance are subject to numerous risks and uncertainties, many of which are beyond the Company’s control. Actual results may differ materially from the results expressed or implied by the statements made herein or during any presentation of these materials. There are numerous factors that could adversely impact actual results, which include but are not limited to changes in the demand for or price of oil and/or natural gas; potential catastrophic events related to our operations, including weather events such as the effects of hurricanes and tropical storms or climate regulation; protection of intellectual property rights and against cyber-attacks; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration;  compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; risks of international operations, including risks relating to unsettled political conditions, war, the effects of terrorism, foreign exchange rates and controls, international trade and regulatory controls and sanctions, and doing business with national oil companies; changes in capital spending by customers; and delays or failures by customers to make payments owed to us and the resulting impact on our liquidity. NOV’s latest Form 10-K, Form 10-Q for the quarter, and other Securities and Exchange Commission filings and published statements contain additional information concerning important risk factors which could cause the company’s results to differ materially from those described in the forward-looking statements. NOV is not undertaking any obligation to revise or update publicly any forward-looking statements for any reason. This presentation contains certain confidential, proprietary, technical and/or financial information related to the Company’s business and operations, including information concerning the Company’s business plans, contractual relationships and financial structure. No part of this presentation may be disclosed to any third party without the prior written consent of the Company. First Quarter 2024 Earnings Presentation © 2024 NOV Inc. All rights reserved.

   NOV delivers technology-driven solutions to empower the global energy industry. For more than 150 years, NOV has pioneered innovations that enable its customers to safely produce abundant energy while minimizing environmental impact. The energy industry depends on NOV’s deep expertise and technology to continually improve oilfield operations and assist in efforts to advance the energy transition towards a more sustainable future. NOV powers the industry that powers the world. First Quarter 2024 Earnings Presentation © 2024 NOV Inc. All rights reserved. 3

Q1 2024 Consolidated Results1  Revenue +10% YoY $2.16B Adjusted EBITDA2 11.2% Margin $241MM 1 Form 10-Q for the quarter ended March 31, 2024. 2 Adjusted EBITDA is a non-GAAP financial measure. See appendix for a reconciliation to the nearest GAAP measure. “NOV’s first quarter EBITDA and EBITDA margin were its highest in nine years, and overall, it was a solid start to 2024.” -Clay Williams, Chairman, President, and CEO © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation Net Income $0.30 Fully diluted earnings per share $119MM

© 2024 NOV Inc. All rights reserved. NOV expects to return at least 50% of Excess Free Cash Flow* annually through base dividends, share repurchases, and supplemental dividends. *Cash flow from operations less capital expenditures and other investments, including acquisitions First Quarter 2024 Earnings Presentation 5

NOV Expects to Return at Least 50% of Excess Free Cash Flow1 to Shareholders  © 2024 NOV Inc. Proprietary and confidential. Cash Flow from Operations Maintain Asset Base $200m - $250m High return investments in Growth Capex or M&A Return at least 50% Opportunistic Share Repurchases $1B Authorization Excess Free Cash Flow1 Maintain Leverage Targets Gross Debt =<2:1 Net Debt =< 1:1 Sustainable Base Dividends Expect to increase base dividend by 50% in June 2024 Supplemental Dividend2 Annual true-up to achieve minimum return of 50% of Excess Free Cash Flow2 1 Excess Free Cash Flow is defined as cashflow from operations less capital expenditures and other investments, including acquisitions 2 Supplemental dividend is expected to be paid annually beginning in May 2025 to coincide with the annual shareholders meeting subject to the approval of the board of directors. Build cash Return of Capital Plan First Quarter 2024 Earnings Presentation

© 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation Energy Products & Services Energy Equipment

$1.18B Q1 2024 Consolidated Results1  $1.02B Energy Products and Services Energy Equipment 8% 17.1% 12% 10.1% Year-Over-Year Revenue Adjusted EBITDA % 39% North America 61% International 56% Land 44% Offshore © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation $2.16B NOV 11.2% 10% 1 Form 10-Q for the quarter ended March 31, 2024.

Q1 2024 Revenue $1.02B Q1 2024 Adjusted EBITDA % 17.1% Energy Products and Services in millions 1Q24 Sequential Variance Year-Over-Year Variance Revenue $1,017 (5)% +8% Adjusted EBITDA 174 (10)% +13% Adjusted EBITDA % 17.1% -90 bps +70 bps Growing demand from international and offshore markets in addition to market share gains in North America helped drive improved revenue and profitability. © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation

Energy Products and Services © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation 49% Service & Rental 31% Capital Equipment 20% Product Sales

Improved revenue and profitability were primarily the result of strong execution on the segment's capital equipment backlog and improved demand for aftermarket products and services. Ending backlog increased $115MM year-over-year and outlook for capital equipment remains positive. Energy Equipment in millions 1Q24 Sequential Variance Year-Over-Year Variance Revenue $1,178 (10)% +12% Adjusted EBITDA 119 (19)% +27% Adjusted EBITDA % 10.1% -120 bps +120 bps Ending Backlog 3,955 (5)% +3% Orders, net 390 (48)% (23)% Book-to-Bill 77% © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation Q1 2024 Revenue $1.18B Q1 2024 Adjusted EBITDA % 10.1%

Energy Equipment © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation 52% Capital Equipment 48% Aftermarket

Awarded an order for 20,000 psi (20K) subsea equipment for an ultra-deepwater drillship NOV’s success in securing contracts for all 20K BOP stacks ordered to date is based on our ability to deliver ground-breaking technology and execute projects that support customers’ and end users’ requirements, including reaching previously inaccessible reservoirs. Q1 2024 Significant Achievements Awarded a contract for a green hydrogen deoxygenation and dehydration package NOV’s first order for hydrogen treatment technologies was received after completing an extensive engineering process study for treating hydrogen gas downstream from an electrolyzer. With more than 35 years of gas processing and treatment experience, NOV is well positioned for future opportunities within the budding hydrogen market. NOV’s Kaizen™ enabled a customer’s rig automation project to win leading operator’s Engineering Excellence Award The customer reported that all Kaizen-enabled wells surpassed benchmark performance in lateral drilling, with 75% exceeding benchmarks in intermediate drilling. The Kaizen application preemptively addresses operational challenges and improves the rate of penetration using artificial intelligence. © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation

Outlook: Q2 2024 and FY 2024 Year-Over-Year (2Q’23 vs 2Q’24) NOV Revenue Improve 1% - 5% Adj. EBITDA In the range of $260MM to $280MM EPS Revenue Improve 1% - 5% Adj. EBITDA In the range of $180 - $190 EE Revenue Improve 1% - 5% Adj. EBITDA In the range of $135 - $145 © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation Year-Over-Year (FY’23 vs FY’24) NOV Revenue Growth in the mid-single digit percent range Adj. EBITDA In the range of $1.10B to $1.25B Capex $330MM 1 Guidance is based on current outlook and plans and is subject to a number of known and unknown uncertainties and risks and constitutes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 as further described under "Safe Harbor / Forward Looking Statements". Actual results may differ materially from the guidance set forth above.

We power the industry that powers the world. © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation Employees1 34K Locations 548 Countries 61 Enterprise value2 $8.2B 2023 Full year revenue $8.6B 2023 Full year adjusted EBITDA $1.0B 1 Full time equivalent workers. 2 Enterprise value recorded as of April 24, 2024.

© 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation Appendix 16

Reconciliation of Adjusted EBITDA to Net Income (Unaudited) (Continued on next page) © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation Three Months Ended Year Ended March 31, December 31, December 31, 2024 2023 2023 2023 Operating profit: Energy Products and Services $ 121 $ 112 $ 94 $ 507 Energy Equipment 95 71 121 371 Eliminations and corporate costs (54) (57) (54) (227) Total operating profit $ 162 $ 126 $ 161 $ 651 Other items, net: Energy Products and Services $ - $ - $ 50 $ 53 Energy Equipment (4) (4) (1) (14) Corporate 1 - 6 12 Total other items $ (3) $ (4) $ 55 $ 51 (Gain)/loss on sales of fixed assets Energy Products and Services $ (1) $ (3) $ 1 $ (1) Energy Equipment - (2) - (3) Corporate - 1 - 1 Total (gain)/loss on sales of fixed assets $ (1) $ (4) $ 1 $ (3) Depreciation & amortization: Energy Products and Services $ 54 $ 45 $ 48 $ 183 Energy Equipment 28 29 27 110 Corporate 1 3 2 9 Total depreciation & amortization $ 83 $ 77 $ 77 $ 302 Adjusted EBITDA: Energy Products and Services $ 174 $ 154 $ 193 $ 742 Energy Equipment 119 94 147 464 Eliminations and corporate costs (52) (53) (46) (205) Total adjusted EBITDA $ 241 $ 195 $ 294 $ 1,001 Adjusted EBITDA margin: Energy Products and Services 17.1% 16.4% 18.0% 18.2% Energy Equipment 10.1% 8.9% 11.3% 9.9% Corporate - - - - Total adjusted EBITDA margin 11.2% 9.9% 12.5% 11.7% in millions

Reconciliation of Adjusted EBITDA to Net Income (Unaudited) © 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation Three Months Ended Year Ended March 31, December 31, December 31, 2024 2023 2023 2023 Reconciliation of Adjusted EBITDA: GAAP net income attributable to Company $ 119 $ $126 $ 598 $ 993 Noncontrolling interests 2 (1) (3) (8) Provision (benefit) for income taxes 44 20 (460) (373) Interest expense 24 21 23 88 Interest income (8) (8) (7) (28) Equity income in unconsolidated affiliate (29) (48) (18) (119) Other expense, net 10 16 28 98 (Gain)/loss on sales of fixed assets (1) (4) 1 (3) Depreciation and amortization 83 77 77 302 Other items, net (3) (4) 55 51 Total Adjusted EBITDA $ 241 $ 195 $ 294 $ 1,001 in millions

© 2024 NOV Inc. All rights reserved. First Quarter 2024 Earnings Presentation